Exhibit 99.5

EXECUTION VERSION

AMENDMENT NO. 2 TO ACQUISITION AGREEMENT

THIS AMENDMENT NO. 2 TO ACQUISITION AGREEMENT (this “Amendment”) is made and entered into on March 31, 2006 by and among Tyler Acquisition Corp., a Delaware corporation (“Tyler”), Antares conTech, Inc., a Delaware corporation (“Antares”), Kulicke and Soffa Industries, Inc., a Pennsylvania corporation (“K&S”), and K&S Interconnect, Inc., a Delaware corporation and a wholly-owned subsidiary of K&S (“Interconnect”, and, together with Tyler, Antares and K&S, the “Parties”).

RECITALS

WHEREAS, Tyler, K&S and Interconnect entered into an acquisition agreement dated January 25, 2006, as amended on March 27, 2006 (the “Acquisition Agreement”);

WHEREAS, simultaneously with the execution of this Agreement, and pursuant to the Acquisition Agreement, (i) Antares is consummating the purchase of certain assets and the assumption of certain liabilities of K&S and K&S Interconnect related to the Business and (ii) Antares China Holdings, Inc., a Delaware corporation, and K&S Suzhou are entering into an Asset Purchase Agreement dated March 31, 2006 (the “China APA”) relating to certain assets used in the Business located in the People’s Republic of China; and

WHEREAS, for the avoidance of doubt, the Parties wish to clarify certain matters relating to the transactions contemplated by the China APA.

NOW THEREFORE, in consideration of the foregoing, and the mutual representations, warranties and covenants set forth in this Amendment, and for other good and valuable consideration, and intending to be legally bound by this Amendment, the Parties hereto agree to the following:

ARTICLE I

AGREEMENT OF THE PARTIES

1.1	Agreements. The Parties hereto agree as follows:

(a) Notwithstanding anything to the contrary contained in the China APA, Article 8, Article 10 (as amended hereunder) and Section 11.2 of the Acquisition Agreement shall apply in all respects to the transactions contemplated by the China APA. To the extent of any inconsistency between Article 10 of the Acquisition Agreement (as amended hereunder) and Section 6 of the China APA, the terms of Article 10 of the Acquisition Agreement (as amended hereunder) shall prevail and govern.

(b) Article 10 of the Acquisition Agreement is hereby amended as follows:

(i) With regard to those Contemplated Transferred Employees employed in China (the “China Employees”), Antares shall not be obligated to offer to employ such China Employees other than those China Employees who are designated as Seller’s Employees (as defined in the China APA) in accordance with Section 6 of the China APA.

(ii) With regard to those Contemplated Transferred Employees listed on Schedule 1 to this Agreement (the “Asian Employees”), Antares shall not be obligated to offer to employ such Asian Employees effective as of the close of business on the Initial Closing Date. Rather, such Asian Employees shall be retained by K&S for the purposes of providing certain services to Antares under the Transition Services Agreement. Upon completion of the services to be provided by such Asian Employees under the Transition Services Agreement (the date of such completion, the “Completion Date”), Seller shall terminate such Asian Employees and Antares shall offer to employ each such Asian Employee effective as of the close of business on the Completion Date, either as an “employee-at-will” or pursuant to an employment agreement, on such terms and conditions as Antares shall determine.

(c) Notwithstanding anything to the contrary contained in the China APA, K&S shall, immediately before (and as a condition to) the closing of the transactions contemplated under the China APA (the “China Closing”), pay to Antares by wire transfer in immediately available funds an amount equal to the Purchase Price (as defined in the China APA), as finally determined pursuant to Section 1.2 of the China APA (the “China Payment”). Immediately after Antares’ receipt of the China Payment, Antares shall either pay (or cause a subsidiary to pay) the Purchase Price (as defined in the China APA) to K&S Suzhou in connection with the purchase of the assets at the China Closing or return the China Payment to K&S, by wire transfer in immediately available funds.

(d) K&S and Antares will cooperate with one another in connection with the Initial Closing, the China Closing and the operation of the Business pursuant to the Manufacturing Services Agreement dated as of the date hereof with respect to the payment of any PRC customs, duties and taxes (including VAT); and it is the intent of the Parties that, in connection with the operation of the Business in China, that any Party that pays (or that effectively bears the cost through payments under the Manufacturing Services Agreement of) any PRC customs, duties and taxes (including VAT) in connection with the operation of the Business in China will receive the benefit of any recapture of any such PRC customs, duties and taxes (including VAT). The Parties hereto acknowledge and agree that, to the extent that their agreements in the Acquisition Agreement, the China APA or the Manufacturing Services Agreement relating to PRC customs, duties and taxes (including VAT) have been entered into on the basis of any misunderstanding of PRC laws or regulations with respect to such matters, the parties will negotiate in good faith in an effort to resolve any disagreements with respect to such matters.

ARTICLE II

MISCELLANEOUS PROVISIONS

2.1 Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Acquisition Agreement.

2.2 Counterparts. The Parties may execute this Amendment in multiple counterparts, each of which constitutes an original as against the party that signed it, and all of which together constitute one agreement. This Amendment is effective upon delivery of one executed counterpart from each party to the other parties. The signatures of all parties need not appear on the same counterpart. The delivery of signed counterparts by facsimile or email transmission that includes a copy of the sending party’s signature(s) is as effective as signing and delivering the counterpart in person.

2.3 Governing Laws and Forum. Except as expressly provided in the Acquisition Agreement (including Article 8, Article 9 and any exhibit or schedule thereto), the internal laws of the State of New York (without reference to its principles of conflicts of law), and federal laws to the extent applicable, shall govern the construction, interpretation and other matters arising out of or in connection with this Amendment (whether arising in contract, tort, equity or otherwise). With respect to any action or other Legal Proceeding arising out of or in connection with this Amendment (whether arising in contract, tort, equity or otherwise) other than pursuant to Article 8 or Article 9 of the Acquisition Agreement, the parties irrevocably (a) consent and submit to the binding arbitration under the ADR Rules located in New York, New York (except to the extent provisions of the Acquisition Agreement specify a different forum or procedure for a particular matter), and (b) waive any objection to that choice of forum based on venue or to the effect that the forum is not convenient. The decision of the arbitrator shall be delivered in English and in writing and shall explain the basis therefor. Such decision shall be based solely on the terms and conditions of this Amendment, shall constitute a conclusive determination of the issue in question, binding on the parties, and shall not be contested by any party. Such decision may be used in a court of law only for the purpose of seeking enforcement of the arbitrator’s award.

2.4 Severability. If any provision of this Amendment is determined to be invalid, illegal or unenforceable, the remaining provisions of this Amendment remain in full force, if the essential terms and conditions of this Amendment for each party remain valid, binding and enforceable.

2.5	Construction of Amendment

(a) In the negotiation of this Amendment, each party has received advice from its own attorney. This Amendment is not to be construed for or against any party based on which party drafted any of the provisions of this Amendment.

(b) The captions, titles and headings included in this Amendment are for convenience only, and do not affect this Amendment ‘s construction or interpretation.

(c) This Amendment does not, and is not intended to, confer any rights or remedies in favor of any person other than the parties signing this Amendment, except as may be specifically set forth in other provisions of this Amendment.

(d) The words “including,” “includes,” or “include” are to be read as listing non-exclusive examples of the matters referred to, whether or not words such as “without limitation” or “but not limited to” are used in each instance.

(e) Any reference in this Agreement to the singular includes the plural where appropriate. Any reference in this Agreement to the masculine, feminine or neuter gender includes the other genders where appropriate.

* * Signature Page Follows * *

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on the date first set forth above.

KULICKE AND SOFFA INDUSTRIES, INC.,
a Pennsylvania corporation

By:	/s/ Maurice E. Carson
Name:	Maurice E. Carson
Title:	Vice President and Chief Financial Officer

K&S INTERCONNECT, INC., a Delaware corporation

By:	/s/ Maurice E. Carson
Name:	Maurice E. Carson
Title:	Vice President and Treasurer

TYLER ACQUISITION CORP., a Delaware corporation

By:	/s/ Alex Guira
Name:	Alex Guira
Title:	President

ANTARES CONTECH, INC., a Delaware corporation

By:	/s/ Alex Guira
Name:	Alex Guira
Title:	President

5